Group Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2018
Group Accounting Policies
Basis of accounting and preparation of financial information

Basis of accounting and preparation of financial information

The Consolidated Financial Statements have been prepared under the historical cost convention, modified to include revaluation to fair value of certain financial instruments as described below, in accordance with the Companies Act 2006 and International Financial Reporting Standards (IFRSs) as adopted by the EU (adopted IFRSs) in response to the IAS regulation (EC 1606/2002). The Consolidated Financial Statements also comply fully with IFRSs as issued by the International Accounting Standards Board (IASB).

The adoption of IFRS 9 ‘Financial Instruments’ from 1 January 2018 has resulted in changes to the Group’s accounting policies. IFRS 9 replaced the provisions of IAS 39 that relate to the recognition, classification and measurement of financial assets and financial liabilities, derecognition of financial instruments, impairment of financial assets and hedge accounting. In accordance with the transitional provisions in IFRS 9, comparative figures have not been restated and the Group has identified that there was no material impact on the Group’s Retained earnings as at 1 January 2018.

(i) Classification and measurement

On the date of initial application, 1 January 2018, the Group’s management has assessed which business models apply to the financial assets and financial liabilities held by the Group and has classified its financial instruments into the appropriate IFRS 9 categories. The main effects resulting from this reclassification are as follows:

		Measurement			Carrying
		category			amounts
	Original	New	Original	New	Difference
	(IAS 39)	(IFRS 9)	$m	$m	$m
Non-current financial assets
Other investments
Equity securities[1]	Available for sale	FVOCI	933	933	–
Derivative financial instruments	Held for trading	FVPL	504	504	–
Other receivables	Amortised cost	Amortised cost	489	489	–
Current financial assets
Trade and other receivables
Trade receivables - not subject to factoring	Amortised cost	Amortised cost	2,475	2,475	–
Trade receivables - subject to factoring[2]	Amortised cost	FVOCI	327	327	–
Other receivables	Amortised cost	Amortised cost	949	949	–
Other investments
Equity securities and bonds[3]	Available for sale	FVPL	1,150	1,150	–
Fixed Deposits	Amortised cost	Amortised cost	80	80	–
Derivative financial instruments	Held for trading	FVPL	28	28	–
Cash and cash equivalents
Cash at bank and in hand	Amortised cost	Amortised cost	784	784	–
Short-term deposits excluding money market funds	Amortised cost	Amortised cost	1,391	1,391	–
Money market funds[4]	Amortised cost	FVPL	1,149	1,149	–
Current financial liabilities
Derivative financial instruments	Held for trading	FVPL	(24)	(24)	–
Non-current financial liabilities
Derivative financial instruments	Held for trading	FVPL	(4)	(4)	–
1

Equity securities investments reclassified from available to sale to assets at fair value through Other comprehensive income. These are strategic investments held directly in other pharmaceutical and biotech companies.

2

Trade receivables that are subject to debt factoring arrangements were held at amortised cost under IAS 39. Under IFRS 9 these receivables are held under the ‘hold to collect and sell’ business model at fair value through other comprehensive income, however their carrying value and their fair value are considered to be materially the same.

3

Equity security investments reclassified from available to sale to assets at fair value through profit or loss. These are primarily short-term assets invested as part of our cash management strategy to maximise gains on our liquid resources.

4

Money market funds – the Group is invested in constant net asset value funds where liquidity is offered with same day access for subscription and redemption. Because they fail the ‘solely payments of principal and interest’ test criteria under IFRS 9 they are measured at fair value through profit or loss, although the fair value is materially the same as amortised cost.

(ii) Derivatives and hedging activities

The Group’s risk management strategies and hedge documentation are aligned with the requirements of IFRS 9. All hedge relationships designated under IAS 39 are treated as continuing hedges under IFRS 9 and there was no impact from the adoption of IFRS 9 on prior periods.

(iii) Impairment of financial assets

The Group has financial assets that are subject to the new IFRS 9 expected credit loss model and the Group was required to revise its impairment methodology under IFRS 9 for these assets. The identified impairment change at 1 January 2018 was immaterial and the impact of the change in impairment methodology on the Group’s Retained earnings was assessed as nil.

From 1 January 2018, the Group assesses on a forward looking basis the expected credit losses associated with its debt instruments carried at amortised cost and fair value through Other comprehensive income. In the prior year, the impairment of trade receivables was assessed based on the incurred loss model. The Group established an allowance for impairment that represented its estimate of incurred losses where it was deemed that a receivable may not have been recoverable.  When the debt was deemed irrecoverable the allowance account was written off against the underlying receivable.

The Group has adopted IFRS 15 ‘Revenue from Contracts with Customers’ which replaces existing accounting standards. It provides enhanced detail on the principle of recognising revenue to reflect the transfer of goods and services to customers at a value which the Group expects to be entitled to receive. The standard also updates revenue disclosure requirements.

The standard has not had a material impact on the revenue streams from the supply of goods and associated rebates and returns provisions. The timing of the recognition of product sales and the basis for the estimates of sales deductions under IAS 18 are consistent with those adopted under IFRS 15.

The previous accounting for externalisation transactions under IAS 18 includes an analysis of the performance obligations under the arrangement and upfront revenue recognition requires the transfer of substantive rights, for example a licence to use the intellectual property and an appropriate allocation of revenue to the remaining performance obligations. While the basis for such allocation is different in IFRS 15, the impact of the adoption of the new standard on the historical allocations is not material. The licences we grant are typically rights to use the intellectual property, which does not change during the period of the licence. Those licences are generally unique and therefore the basis of allocation of revenue to performance obligations makes use of the residual approach as permitted by IFRS 15. The related sales milestones and royalties to these licences qualify for the royalty exemption available under IFRS 15 and will continue to be recognised as the underlying sales are made. Furthermore, there is no material change to the assessment of whether the performance obligations are distinct from applying the new standard.

The Group has retrospectively applied the standard from 1 January 2018 recognising the cumulative effect of initially applying the standard as an increase to contract liabilities, which are a component of Trade and other payables of $133m to defer Externalisation Revenue previously recognised, an increase to Prepayments and accrued income, which are a component of Trade and other receivables of $20m to recognise Externalisation Revenue previously not recognised, a total related tax adjustment of $22m and a corresponding net adjustment to the opening balance of Retained earnings of $91m. There is no restatement to prior periods as permitted in the transition rules for IFRS 15. The impact of initial application in the year to 31 December 2018 as compared with the year to 31 December 2017 is the recognition of additional Externalisation Revenue of $27m in the year to 31 December 2018.

In addition to the above standard amendments and new adoptions, effective from 1 January 2018, the Group has changed its presentation of Trade and other payables resulting in the following:

(1)	Liabilities for product returns, discounts and other product sales adjustments are shown together with liabilities for rebates and chargebacks;
(2)	Clinical trial accruals and the Acerta Pharma put option liability are shown separately;
(3)	Other trade-related accruals are shown within Other accruals.

The revised presentation has no impact on the total of Trade and other payables, the Group’s Statement of Financial Position, the Statement of Cash Flows or the Statement of Comprehensive Income.

After applying the requirements of IFRS 15 for revenue contract related liabilities, and following an internal review of the presentation of liabilities, the Group considers that further disaggregation of the balances in Trade and other Payables would improve the clarity and understanding of those balances.

The Group has revised the comparative presentation of Trade and other payables in Note 19 for the changes related to: (1) liabilities for product returns, discounts and other product sales adjustments; and (2) clinical trial accruals and the Acerta Pharma put option. The Group has assessed the change related to (3) other trade-related accruals as not material for revision under IAS 8 ‘Accounting Policies, Changes in Accounting Estimates and Errors’ and therefore the comparative presentation of Trade and other payables in Note 19 has not been revised for this presentational change.

During the year, the Group has adopted the amendments to IFRS 2 ‘Classification and Measurement of Share-based Payment Transactions’ and the interpretation within IFRIC 22 ‘Foreign Currency Transactions and Advance Consideration’. The adoptions have not had a significant impact on the Group’s Statement of Comprehensive Income, Statement of Financial Position and Statement of Cash Flows.

The Consolidated Financial Statements are presented in US dollars, which is the Company’s functional currency.

In preparing their individual financial statements, the accounting policies of some overseas subsidiaries do not conform with IASB issued IFRSs. Therefore, where appropriate, adjustments are made in order to present the Consolidated Financial Statements on a consistent basis.

Basis for preparation of Financial Statements on a going concern basis

Basis for preparation of Financial Statements on a going concern basis

The Group has considerable financial resources available. As at 31 December 2018, the Group has $7.1bn in financial resources (cash balances of $4.8bn and undrawn committed bank facilities of $4.1bn, of which $3.4bn is available until April 2022, $0.5bn is available until December 2020 (extendable to December 2021) and $0.2bn is available until December 2019 (extendable to December 2020), with only $1.8bn of debt due within one year). The Group’s revenues are largely derived from sales of products which are covered by patents which provide a relatively high level of resilience and predictability to cash inflows, although our revenue is expected to continue to be significantly impacted by the expiry of patents over the medium term. In addition, government price interventions in response to budgetary constraints are expected to continue to adversely affect revenues in many of our mature markets. However, we anticipate new revenue streams from both recently launched medicines and products in development, and the Group has a wide diversity of customers and suppliers across different geographic areas. Consequently, the Directors believe that, overall, the Group is well placed to manage its business risks successfully. Accordingly, they continue to adopt the going concern basis in preparing the Annual Report and Financial Statements.

Estimates and judgements

Estimates and judgements

The preparation of the Financial Statements in conformity with generally accepted accounting principles requires management to make estimates and judgements that affect the reported amounts of assets and liabilities at the date of the Financial Statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Judgements include matters such as the determination of operating segments while estimates focus on areas such as carrying values, estimated useful lives of Intangible assets, potential obligations and Contingent consideration.

The accounting policy descriptions set out the areas where judgements and estimates need exercising, the most significant of which are revenue recognition, research and development (including impairment reviews of associated Intangible assets), business combinations and Goodwill (and Contingent consideration arising from business combinations), litigation and environmental liabilities, employee benefits and taxation. Financial risk management policies are detailed in Note 27.

Revenue

Revenue

Revenues comprise Product Sales and Externalisation Revenue.

Product Sales are revenues arising from contracts with customers. Externalisation Revenue arises from other contracts. However, the recognition and measurement principles of IFRS 15 are applied as set out below.

Revenues exclude inter-company revenues and value-added taxes.

Product Sales

Product Sales represent net invoice value less estimated rebates, returns and chargebacks, which are considered to be key estimates. Sales are recognised when the control of the goods has been transferred to a third party. This is usually when title passes to the customer, either on shipment or on receipt of goods by the customer, depending on local trading terms. In markets where returns are significant, estimates of returns are accounted for at the point revenue is recognised.

For the markets where returns are significant, we estimate the quantity and value of goods which may ultimately be returned at the point of sale. Our returns accruals are based on actual experience over the preceding 12 months for established products together with market-related information such as estimated stock levels at wholesalers and competitor activity which we receive via third party information services. For newly launched products, we use rates based on our experience with similar products or a predetermined percentage.

When a product faces generic competition, particular attention is given to the possible levels of returns and, in cases where the circumstances are such that the level of returns are considered highly probable to reverse, revenues are only recognised when the right of return expires, which is generally on ultimate prescription of the product to patients.

Under certain collaboration agreements which include a profit sharing mechanism, our recognition of Product Sales depends on which party acts as principal in sales to the end customer. In the cases where AstraZeneca acts as principal, we record 100% of sales to the end customer.

Externalisation Revenue

Externalisation Revenue includes income from collaborative arrangements on the Group’s products where the Group has sold certain rights associated with those products, but retains a significant ongoing economic interest, through for example the ongoing supply of finished goods or participation in profit share arrangements.

These arrangements may include development arrangements, commercialisation arrangements and collaborations. Income may take the form of upfront fees, milestones, profit sharing and royalties.

The licences we grant are typically rights to use intellectual property which do not change during the period of the licence. Those licences are generally unique and therefore, the basis of allocation of the consideration makes use of the residual approach as permitted by IFRS 15.

These arrangements typically involve the receipt of an upfront payment, which the contract attributes to the sale of the Intangible assets, and ongoing receipts, which the contract attributes to the sale of the product we manufacture. In cases where the transaction has two or more components, we account for the delivered item (for example, the transfer of title to the intangible asset) as a separate unit of accounting and record revenue on delivery of that component, provided that we can make a reasonable estimate of the fair value of the undelivered component.

Where non-contingent amounts are payable over one year from the effective date of a contract, an assessment is made as to whether a significant financing component exists, and if so, the fair value of this component is deferred and recognised over the period to the expected date of receipt.

Where control of a right to use intangible asset passes at the outset of an arrangement, revenue is recognised at the point in time control is transferred. Where the substance of an arrangement is that of a right to access rights attributable to an Intangible asset, revenue is recognised over time, normally on a straight-line basis over the life of the contract.

Where the fair market value of the undelivered component (for example, a manufacturing agreement) exceeds the contracted price for that component, we defer an appropriate element of the upfront consideration and amortise this over the performance period. However, where the fair market value of the undelivered component is equal to or lower than the contracted price for that component, we treat the whole of the upfront amount as being attributable to the delivered Intangible assets and recognise that part of the revenue upon delivery. No element of the contracted revenue related to the undelivered component is ordinarily allocated to the sale of the Intangible asset. This is because the contracted revenue relating to the undelivered component is contingent on future events (such as sales) and cannot be recognised until either receipt of the amount is highly probable or where the consideration is received for a licence of intellectual property, on the occurrence of the related sales.

Where the Group provides ongoing services, revenue in respect of this element is recognised over the duration of those services. Where the arrangement meets the definition of a licence agreement, sales milestones and sales royalties are recognised when achieved by applying the royalty exemption under IFRS 15. All other milestones and sales royalties are recognised when considered highly probable. The determination of highly probable represents a key judgement.

Where Externalisation Revenue is recorded and there is a related Intangible asset, an appropriate amount of that intangible asset is charged to Cost of sales based on an allocation of cost or value to the rights that have been sold.

Cost of sales

Cost of sales

Cost of sales are recognised as the associated revenue is recognised. Cost of sales include manufacturing costs, royalties payable on revenues recognised, movements in provisions for inventories, inventory write offs and impairment charges in relation to manufacturing assets. Cost of sales also includes partner profit shares arising from collaborations, and foreign exchange gains and losses arising from business trading activities.

Research and development

Research and development

Research expenditure is recognised in profit in the year in which it is incurred.

Internal development expenditure is capitalised only if it meets the recognition criteria of IAS 38 ‘Intangible Assets’. This is considered a key judgement. Where regulatory and other uncertainties are such that the criteria are not met, the expenditure is recognised in profit and this is almost invariably the case prior to approval of the drug by the relevant regulatory authority. Where, however, recognition criteria are met, Intangible assets are capitalised and amortised on a straight-line basis over their useful economic lives from product launch. At 31 December 2018, no amounts have met recognition criteria.

Payments to in-license products and compounds from third parties for new research and development projects (in process research and development) generally take the form of upfront payments, milestones and royalty payments. Where payments made to third parties represent future research and development activities, an evaluation is made as to the nature of the payments. Such payments are expensed if they represent compensation for sub-contracted research and development services not resulting in a transfer of intellectual property. By contrast, payments are capitalised if they represent compensation for the transfer of identifiable intellectual property developed at the risk of the third party. Development milestone payments relating to identifiable intellectual property are capitalised as the milestone is triggered. Any upfront or milestone payments for research activities where there is no associated identifiable intellectual property are expensed. Assets capitalised are amortised, on a straight-line basis, over their useful economic lives from product launch. The determination of the useful economic life is considered a key judgement.

Intangible assets relating to products in development are subject to impairment testing annually. All Intangible assets are tested for impairment when there are indications that the carrying value may not be recoverable. The determination of the recoverable amounts include key estimates which are highly sensitive to, and depend upon, key assumptions as detailed in Note 9.

Any impairment losses are recognised immediately in profit. Intangible assets relating to products which fail during development (or for which development ceases for other reasons) are also tested for impairment and are written down to their recoverable amount (which is usually nil).

If, subsequent to an impairment loss being recognised, development restarts or other facts and circumstances change indicating that the impairment is less or no longer exists, the value of the asset is re-estimated and its carrying value is increased to the recoverable amount, but not exceeding the original value, by recognising an impairment reversal in profit.

Business combinations and goodwill

Business combinations and goodwill

On the acquisition of a business, fair values are attributed to the identifiable assets and liabilities. Attributing fair values is a key judgement. Contingent liabilities are also recorded at fair value unless the fair value cannot be measured reliably, in which case the value is subsumed into goodwill. Where the Group fully acquires, through a business combination, assets that were previously held in joint operations, the Group has elected not to uplift the book value of the existing interest in the asset held in the joint operation to fair value at the date full control is taken. Where fair values of acquired contingent liabilities cannot be measured reliably, the assumed contingent liability is not recognised but is disclosed in the same manner as other contingent liabilities.

Where not all of the equity of a subsidiary is acquired, the non-controlling interest is recognised either at fair value or at the non-controlling interest’s proportionate share of the net assets of the subsidiary, on a case-by-case basis. Put options over non-controlling interests are recognised as a financial liability, with a corresponding entry in either retained earnings or against non-controlling interest reserves on a case-by-case basis.

The timing and amount of future contingent elements of consideration is considered a key estimate. Contingent consideration, which may include development and launch milestones, revenue threshold milestones and revenue-based royalties, is fair valued at the date of acquisition using decision-tree analysis with key inputs including probability of success, consideration of potential delays and revenue projections based on the Group’s internal forecasts. Unsettled amounts of consideration are held at fair value within payables with changes in fair value recognised immediately in profit.

Goodwill is the difference between the fair value of the consideration and the fair value of net assets acquired.

Goodwill arising on acquisitions is capitalised and subject to an impairment review, both annually and when there is an indication that the carrying value may not be recoverable.

The Group’s policy up to and including 1997 was to eliminate Goodwill arising upon acquisitions against reserves. Under IFRS 1 ‘First-time Adoption of International Financial Reporting Standards’ and IFRS 3 ‘Business Combinations’, such Goodwill will remain eliminated against reserves.

Joint arrangements and associates

Joint arrangements and associates

The Group has arrangements over which it has joint control and which qualify as joint operations or joint ventures under IFRS 11 ‘Joint Arrangements’. For joint operations, the Group recognises its share of revenue that it earns from the joint operations and its share of expenses incurred. The Group also recognises the assets associated with the joint operations that it controls and the liabilities it incurs under the joint arrangement. For joint ventures and associates, the Group recognises its interest in the joint venture or associate as an investment and uses the equity method of accounting.

Employee benefits

Employee benefits

The Group accounts for pensions and other employee benefits (principally healthcare) under IAS 19 ‘Employee Benefits’. In respect of defined benefit plans, obligations are measured at discounted present value while plan assets are measured at fair value. Given the extent of the assumptions used to determine these values, these are considered to be key estimates. The operating and financing costs of such plans are recognised separately in profit, current service costs are spread systematically over the lives of employees and financing costs are recognised in full in the periods in which they arise. Remeasurements of the net defined benefit pension liability, including actuarial gains and losses, are recognised immediately in Other comprehensive income.

Where the calculation results in a surplus to the Group, the recognised asset is limited to the present value of any available future refunds from the plan or reductions in future contributions to the plan. Payments to defined contribution plans are recognised in profit as they fall due.

Taxation

Taxation

The current tax payable is based on taxable profit for the year. Taxable profit differs from reported profit because taxable profit excludes items that are either never taxable or tax deductible or items that are taxable or tax deductible in a different period. The Group’s current tax assets and liabilities are calculated using tax rates that have been enacted or substantively enacted by the reporting date.

Deferred tax is provided using the balance sheet liability method, providing for temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes. Deferred tax assets are recognised to the extent that it is probable that taxable profit will be available against which the asset can be utilised. This requires judgements to be made in respect of the availability of future taxable income.

No deferred tax asset or liability is recognised in respect of temporary differences associated with investments in subsidiaries and branches where the Group is able to control the timing of reversal of the temporary differences and it is probable that the temporary differences will not reverse in the foreseeable future.

The Group’s Deferred tax assets and liabilities are calculated using tax rates that are expected to apply in the period when the liability is settled or the asset realised based on tax rates that have been enacted or substantively enacted by the reporting date.

Accruals for tax contingencies require management to make judgements of potential exposures in relation to tax audit issues. Tax benefits are not recognised unless the tax positions will probably be sustained based upon management’s interpretation of applicable laws and regulations and the likelihood of settlement.

Once considered probable of not being sustained, management reviews each material tax benefit to assess whether a provision should be taken against full recognition of the benefit on the basis of potential settlement through negotiation and/or litigation. Accruals for tax contingencies are measured using the single best estimate of likely outcome approach.

Further details of the estimates and assumptions made in determining our recorded liability for transfer pricing contingencies and other tax contingencies are included in Note 29 to the Financial Statements.

Share-based payments

Share-based payments

All plans are assessed and have been classified as equity settled. The grant date fair value of employee share plan awards is calculated using a Monte Carlo model. In accordance with IFRS 2 ‘Share-based Payment’, the resulting cost is recognised in profit over the vesting period of the awards, being the period in which the services are received. The value of the charge is adjusted to reflect expected and actual levels of awards vesting, except where the failure to vest is as a result of not meeting a market condition. Cancellations of equity instruments are treated as an acceleration of the vesting period and any outstanding charge is recognised in profit immediately.

Property, plant and equipment

Property, plant and equipment

The Group’s policy is to write off the difference between the cost of each item of Property, plant and equipment and its residual value over its estimated useful life on a straight-line basis. Assets under construction are not depreciated.

Reviews are made annually of the estimated remaining lives and residual values of individual productive assets, taking account of commercial and technological obsolescence as well as normal wear and tear. It is impractical to calculate average asset lives exactly. However, the total lives range from approximately 10 to 50 years for buildings, and three to 15 years for plant and equipment. All items of Property, plant and equipment are tested for impairment when there are indications that the carrying value may not be recoverable. Any impairment losses are recognised immediately in profit.

Borrowing costs

Borrowing costs

The Group has no borrowing costs with respect to the acquisition or construction of qualifying assets. All other borrowing costs are recognised in profit as incurred and in accordance with the effective interest rate method.

Leases

Leases

Leases are classified as finance leases if they transfer substantially all the risks and rewards incidental to ownership, otherwise they are classified as operating leases. Assets and liabilities arising on finance leases are initially recognised at fair value or, if lower, the present value of the minimum lease payments. The discount rate used in calculating the present value of the minimum lease payments is the interest rate implicit in the lease. Finance charges under finance leases are allocated to each reporting period so as to produce a constant periodic rate of interest on the remaining balance of the finance liability. Rentals under operating leases are charged to profit on a straight-line basis.

Subsidiaries

Subsidiaries

A subsidiary is an entity controlled, directly or indirectly, by AstraZeneca PLC. Control is regarded as the exposure or rights to the variable returns of the entity when combined with the power to affect those returns.

The financial results of subsidiaries are consolidated from the date control is obtained until the date that control ceases.

Inventories

Inventories

Inventories are stated at the lower of cost and net realisable value. The first in, first out or an average method of valuation is used. For finished goods and work in progress, cost includes directly attributable costs and certain overhead expenses (including depreciation). Selling expenses and certain other overhead expenses (principally central administration costs) are excluded. Net realisable value is determined as estimated selling price less all estimated costs of completion and costs to be incurred in selling and distribution.

Write-downs of inventory occur in the general course of business and are recognised in cost of sales for launched products and research and development costs for products in development.

Assets held for sale

Assets held for sale

Non-current assets are classified as assets held for sale when their carrying amount is to be recovered principally through a sale transaction and a sale is considered highly probable. A sale is usually considered highly probable only when an appropriate level of management has committed to the sale.

Assets held for sale are stated at the lower of carrying amount and fair value less costs to sell. Where there is a partial transfer of a non-current asset to held for sale, an allocation of value is made between the current and non-current portions of the asset based on the relative value of the two portions, unless there is a methodology that better reflects the asset to be disposed of.

Assets held for sale are not depreciated or amortised

Trade and other receivables

Trade and other receivables

Financial assets included in Trade and other receivables are recognised initially at fair value. The Group holds the Trade receivables with the objective to collect the contractual cash flows and therefore measures them subsequently at amortised cost using the effective interest rate method, less any impairment losses.

Trade receivables that are subject to debt factoring arrangements are derecognised if they meet the conditions for derecognition detailed in IFRS 9 ‘Financial Instruments’.

Trade and other payables

Trade and other payables

Financial liabilities included in Trade and other payables are recognised initially at fair value. Subsequent to initial recognition they are measured at amortised cost using the effective interest rate method. Contingent consideration payables are held at fair value within level 3 of the fair value hierarchy as defined in Note 11.

Financial instruments

Financial instruments

The Group’s financial instruments include finance leases, Trade and other receivables and payables, liabilities for contingent consideration and put options under business combinations, and rights and obligations under employee benefit plans which are dealt with in specific accounting policies.

The Group’s other financial instruments include:

>	Cash and cash equivalents
>	Fixed deposits
>	Other investments
>	Bank and other borrowings
>	Derivatives

Cash and cash equivalents

Cash and cash equivalents

Cash and cash equivalents comprise cash in hand, current balances with banks and similar institutions, and highly liquid investments with maturities of three months or less when acquired. They are readily convertible into known amounts of cash and are held at amortised cost under the hold to collect classification, where they meet the hold to collect ‘solely payments of principal and interest’ test criteria under IFRS 9. Those not meeting these criteria are held at fair value through profit and loss.

Fixed deposits

Fixed deposits

Fixed deposits, principally comprising funds held with banks and other financial institutions, are initially measured at fair value, plus direct transaction costs, and are subsequently measured at amortised cost using the effective interest rate method at each reporting date. Changes in carrying value are recognised in profit.

Other investments

Other investments

Accounting policy applied until 31 December 2017 (IAS 39)

Until 31 December 2017, the investments were classified as available for sale, initially measured at fair value (including direct transaction costs) and subsequently remeasured to fair value at each reporting date. Changes in carrying value due to changes in exchange rates on monetary available for sale investments or impairments were recognised in profit within Other operating income and expense. All other changes in fair value were recognised in Other comprehensive income.

Accounting policy applied from 1 January 2018 (IFRS 9)

On adoption of IFRS 9 ‘Financial Instruments’ on 1 January 2018 the available for sale classification category was eliminated. Investments previously classified as available for sale are now classified as fair value through profit or loss, unless the Group makes an irrevocable election at initial recognition for certain non-current equity investments to present changes in fair value in Other comprehensive income. If this election is made, there is no subsequent reclassification of fair value gains and losses to profit and loss following the derecognition of the investment.

Reclassification from available for sale to at fair value through Other comprehensive income

These investments were reclassified from available for sale to assets at fair value through Other comprehensive income. The investments primarily relate to biotech companies and are held to access science rather than to liquidate and realise gains.

Reclassification from available for sale to at fair value through profit or loss

These investments were reclassified from available to sale to assets at fair value through profit or loss. The investments primarily relate to short-term assets invested as part of our cash management strategy to maximise gains on our liquid resources.

For the available for sale assets now at fair value through profit or loss the fair value gain that has gone through profit and loss that under the old classification would have gone to Other comprehensive income is $nil.

Bank and other borrowings

Bank and other borrowings

The Group uses derivatives, principally interest rate swaps, to hedge the interest rate exposure inherent in a portion of its fixed interest rate debt. In such cases the Group will either designate the debt as fair value through profit or loss when certain criteria are met or as the hedged item under a fair value hedge.

If the debt instrument is designated as fair value through profit or loss, the debt is initially measured at fair value (with direct transaction costs being included in profit as an expense) and is remeasured to fair value at each reporting date with changes in carrying value being recognised in profit (along with changes in the fair value of the related derivative), with the exception of changes in the fair value of the debt instrument relating to own credit risk which are recorded in Other comprehensive income in accordance with IFRS 9. Such a designation has been made where this significantly reduces an accounting mismatch which would result from recognising gains and losses on different bases.

If the debt is designated as the hedged item under a fair value hedge, the debt is initially measured at fair value (with direct transaction costs being amortised over the life of the debt) and is remeasured for fair value changes in respect of the hedged risk at each reporting date with changes in carrying value being recognised in profit (along with changes in the fair value of the related derivative).

If the debt is designated in a cash flow hedge, the debt is measured at amortised cost (with gains or losses taken to profit and direct transaction costs being amortised over the life of the debt). The related derivative is remeasured for fair value changes at each reporting date with the portion of the gain or loss on the derivative that is determined to be an effective hedge recognised in Other comprehensive income. The amounts that have been recognised in Other comprehensive income are reclassified to profit in the same period that the hedged forecast cash flows affect profit. The reclassification adjustment is included in Finance expense in the Consolidated statement of comprehensive income.

Other interest-bearing loans are initially measured at fair value (with direct transaction costs being amortised over the life of the loan) and are subsequently measured at amortised cost using the effective interest rate method at each reporting date. Changes in carrying value are recognised in profit.

Derivatives

Derivatives

Derivatives are initially measured at fair value (with direct transaction costs being included in profit as an expense) and are subsequently remeasured to fair value at each reporting date. Changes in carrying value are recognised in profit.

Foreign currencies

Foreign currencies

Foreign currency transactions, being transactions denominated in a currency other than an individual Group entity’s functional currency, are translated into the relevant functional currencies of individual Group entities at average rates for the relevant monthly accounting periods, which approximate to actual rates.

Monetary assets and liabilities arising from foreign currency transactions are retranslated at exchange rates prevailing at the reporting date. Exchange gains and losses on loans and on short-term foreign currency borrowings and deposits are included within Finance expense. Exchange differences on all other foreign currency transactions are recognised in Operating profit in the individual Group entity’s accounting records.

Non-monetary items arising from foreign currency transactions are not retranslated in the individual Group entity’s accounting records.

In the Consolidated Financial Statements, income and expense items for Group entities with a functional currency other than US dollars are translated into US dollars at average exchange rates, which approximate to actual rates, for the relevant accounting periods. Assets and liabilities are translated at the US dollar exchange rates prevailing at the reporting date. Exchange differences arising on consolidation are recognised in Other comprehensive income.

If certain criteria are met, non-US dollar denominated loans or derivatives are designated as net investment hedges of foreign operations. Exchange differences arising on retranslation of net investments, and of foreign currency loans which are designated in an effective net investment hedge relationship, are recognised in Other comprehensive income in the Consolidated Financial Statements. Foreign exchange derivatives hedging net investments in foreign operations are carried at fair value. Effective fair value movements are recognised in Other comprehensive income, with any ineffectiveness taken to profit. Gains and losses accumulated in the translation reserve will be recycled to profit when the foreign operation is sold.

Litigation and environmental liabilities

Litigation and environmental liabilities

AstraZeneca is involved in legal disputes, the settlement of which may involve cost to the Group. Provision is made where an adverse outcome is probable and associated costs, including related legal costs, can be estimated reliably. In other cases, appropriate disclosures are included. Determining the timing of recognition of when an adverse outcome is probable is considered a key judgement.

Where it is considered that the Group is more likely than not to prevail, or in the rare circumstances where the amount of the legal liability cannot be estimated reliably, legal costs involved in defending the claim are charged to profit as they are incurred.

Where it is considered that the Group has a valid contract which provides the right to reimbursement (from insurance or otherwise) of legal costs and/or all or part of any loss incurred or for which a provision has been established, the best estimate of the amount expected to be received is recognised as an asset only when it is virtually certain.

AstraZeneca is exposed to environmental liabilities relating to its past operations, principally in respect of soil and groundwater remediation costs. Provisions for these costs are made when there is a present obligation and where it is probable that expenditure on remedial work will be required and a reliable estimate can be made of the cost. Provisions are discounted where the effect is material.

Impairment

Impairment

The carrying values of non-financial assets, other than inventories and Deferred tax assets, are reviewed at least annually to determine whether there is any indication of impairment. For Goodwill, Intangible assets under development and for any other assets where such indication exists, the asset’s recoverable amount is estimated based on the greater of its value in use and its fair value less cost to sell. In assessing the recoverable amount, the estimated future cash flows, adjusted for the risks specific to each asset, are discounted to their present value using a discount rate that reflects current market assessments of the time value of money, the general risks affecting the pharmaceutical industry and other risks specific to each asset. For the purpose of impairment testing, assets are grouped together into the smallest group of assets that generates cash inflows from continuing use that are largely independent of the cash flows of other assets. Impairment losses are recognised immediately in profit.

International accounting transition

International accounting transition

On transition to using adopted IFRSs in the year ended 31 December 2005, the Group took advantage of several optional exemptions available in IFRS 1 ‘First-time Adoption of International Financial Reporting Standards’. The major impacts which are of continuing importance are detailed below:

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Business combinations – IFRS 3 ‘Business Combinations’ has been applied from 1 January 2003, the date of transition, rather than being applied fully retrospectively. As a result, the combination of Astra and Zeneca is still accounted for as a merger, rather than through purchase accounting. If purchase accounting had been adopted, Zeneca would have been deemed to have acquired Astra.

>	Cumulative exchange differences – the Group chose to set the cumulative exchange difference reserve at 1 January 2003 to nil.

Financial risk

The Group’s principal financial instruments, other than derivatives, comprise bank overdrafts, finance leases, loans, current and non-current investments, cash and short-term deposits. The main purpose of these financial instruments is to manage the Group’s funding and liquidity requirements. The Group has other financial assets and liabilities such as trade receivables and trade payables, which arise directly from its operations.

The principal financial risks to which the Group is exposed are those of liquidity, interest rate, foreign currency and credit. Each of these is managed in accordance with Board-approved policies. These policies are set out below.

The Group uses foreign currency borrowings, foreign currency forwards and swaps, currency options, interest rate swaps and cross-currency interest rate swaps for the purpose of hedging its foreign currency and interest rate risks. The Group may designate certain financial instruments as fair value hedges, cash flow hedges or net investment hedges in accordance with IFRS 9. Hedge effectiveness is determined at the inception of the hedge relationship, and through periodic prospective effectiveness assessments to ensure that an economic relationship exists between the hedged item and hedging instrument. Sources of hedge effectiveness will depend on the hedge relationship designation but may include:

>	A significant change in the credit risk of either party to the hedging relationship.
>	A timing mismatch between the hedging instrument and the hedged item.
>	Movements in foreign currency basis spread for derivatives in a fair value hedge.
>	A significant change in the value of the foreign currency denominated net assets of the Group in a net investment hedge.

The hedge ratio for each designation will be established by comparing the quantity of the hedging instrument and the quantity of the hedged item to determine their relative weighting; for all of the Group’s existing hedge relationships the hedge ratio has been determined as 1:1.

Key controls applied to transactions in derivative financial instruments are: to use only instruments where good market liquidity exists, to revalue all financial instruments regularly using current market rates and to sell options only to offset previously purchased options or as part of a risk management strategy. The Group is not a net seller of options, and does not use derivative financial instruments for speculative purposes.

Liquidity risk

Liquidity risk

The Board reviews the Group’s ongoing liquidity risks annually as part of the planning process and on an ad hoc basis. The Board considers short-term requirements against available sources of funding, taking into account forecast cash flows. The Group manages liquidity risk by maintaining access to a number of sources of funding which are sufficient to meet anticipated funding requirements. Specifically, the Group uses US commercial paper, bank loans, committed bank facilities and cash resources to manage short-term liquidity and manages long-term liquidity by raising funds through the capital markets. The Group is assigned short-term credit ratings of P-2 by Moody’s and A-2 by Standard and Poor’s. The Group’s long-term credit rating is A3 negative outlook by Moody’s and BBB+ stable outlook by Standard and Poor’s.

Interest rate risk

Interest rate risk

The Group maintains a mix of fixed and floating rate debt. The portion of fixed rate debt was approved by the Board and any variation requires Board approval.

A significant portion of the long-term debt is held at fixed rates of interest. The Group uses interest rate swaps and forward rate agreements to manage this mix.

Foreign currency risk	Foreign currency risk The US dollar is the Group’s most significant currency. As a consequence, the Group results are presented in US dollars and exposures are managed against US dollars accordingly.
Credit risk

Credit risk

The Group is exposed to credit risk on financial assets, such as cash investments, derivative instruments, and Trade and other receivables. The Group is also exposed in its Net asset position to its own credit risk in respect of the 2023 debentures which are accounted for at fair value through profit or loss. Under IFRS 9, the Group records the effect of the losses and gains, arising from own credit risk, on the fair value of bonds designated at fair value through profit or loss in Other comprehensive income.

Financial counterparty credit risk

The majority of the AstraZeneca Group’s cash is centralised within the Group Treasury entity and is subject to counterparty risk on the principal invested. The level of the Group’s cash investments and hence credit risk will depend on the cash flow generated by the Group and the timing of the use of that cash. The credit risk is mitigated through a policy of prioritising security and liquidity over return, and, as such, cash is only invested in high credit quality investments. Counterparty limits are set according to the assessed risk of each counterparty and exposures are monitored against these limits on a regular basis.

Applicable accounting standards and interpretations issued but not yet adopted

Applicable accounting standards and interpretations issued but not yet adopted

IFRS 16 ‘Leases’ is effective for accounting periods beginning on or after 1 January 2019 and will replace IAS 17 ‘Leases’. It will eliminate the classification of leases as either operating leases or finance leases and, instead, introduce a single lessee accounting model. The standard was endorsed by the EU on 31 October 2017. The adoption of IFRS 16 will result in the Group recognising lease liabilities, and corresponding ‘right-of-use’ assets for agreements that are currently classified as operating leases. The Group’s principal lease arrangements are for property, most notably a portfolio of office premises, and for a global car fleet, utilised primarily by our sales and marketing teams.

The Group will adopt IFRS 16 retrospectively with the cumulative effect of initially applying the standard as an adjustment to the opening balance of Retained earnings at 1 January 2019. The Group has a choice, on a lease-by-lease basis, to measure the right-of-use asset at either its carrying amount as if IFRS 16 had been applied since the commencement of the lease, or an amount equal to the lease liability, adjusted for accruals or prepayments. The Group has assessed the difference between the two methods as immaterial and will measure the right to use asset equal to the right to use liability, after adjusting for accruals and prepayments, recognising approximately $0.7 billion of right-of-use assets and $0.7 billion of lease liabilities upon initial adoption. In applying the Standard retrospectively in this way the Group will use one or more practical expedients, on a lease-by-lease basis, to leases previously classified as operating leases, including electing to not apply the retrospective treatment to leases for which the term ends within 12 months of initial application and excluding initial direct costs from the initial measurement of the right-of-use asset. Key judgements and estimates made in calculating the initial impact of adoption include assessing whether arrangements contain a lease, determining the lease term, and calculating the discount rate.

The Group will apply IFRS 16’s low-value and short-term exemptions prospectively. While the IFRS 16 opening lease liability is calculated differently from the current operating lease commitments, there are no material differences between the positions.

The adoption of IFRS 16 will have no impact on the Group’s cash flows except to present cash outflows as financing, instead of operating. There will be an immaterial benefit to Operating profit and a corresponding increase in Finance expense from the presentation of a portion of lease costs as interest costs. Profit before tax and Earnings per share are not expected to be significantly impacted.

IFRIC 23 ‘Uncertainty Over Income Tax Treatments’ is effective for accounting periods beginning on or after 1 January 2019 and provides further clarification on how to apply the recognition and measurement requirements in IAS 12 ‘Income Taxes’. It is applicable where there is uncertainty over income tax treatments. The EU endorsed IFRIC 23 on 24 October 2018. The adoption of IFRIC 23 will principally result in the Group measuring the effect of uncertainty on income tax positions using either the most likely amount or the expected value amount depending on which method the entity expects to better predict the resolution of the uncertainty.

The Group will adopt IFRIC 23 retrospectively with the cumulative effect of initially applying the interpretation recognised at 1 January 2019 as an adjustment to the opening balance of Retained earnings. The initial impact of adopting IFRIC 23 is not material. Profit before tax and Earnings per share are not anticipated to be significantly impacted.

In addition, the following amendments and interpretations have been issued:

>	Amendments to IFRS 9 ‘Prepayment Features with Negative Compensation’, effective for periods beginning on or after 1 January 2019.
>	Amendments to IAS 28 ‘Long term Interests in Associates and Joint Ventures’, effective for periods beginning on or after 1 January 2019.
>	Amendments to IAS 19 ‘Plan Amendment, Curtailment or Settlement’, effective for periods beginning on or after 1 January 2019.
>	Amendments to IFRS 3 ‘Business Combinations’, effective for period beginning on or after 1 January 2020.
>	Amendments to IAS 1 ‘Presentation of Financial Statements’ and IAS 8 ‘Accounting Policies, Changes in Accounting Estimates and Errors’, effective for periods beginning on or after 1 January 2020.

The above amendments and interpretations are not expected to have a significant impact on the Group’s net results. The amendments have not yet been endorsed by the EU.